UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

On April 6, 2006, Navistar International Corporation (the company) announced that as a result of its failure to file with the Securities and Exchange Commission (the SEC) its Annual Report on Form 10-K for the fiscal year ended October 31, 2005 (the Annual Report), the Registration Statements on Form S−8 that register  the plan interests and the shares of the Company’s common stock that are acquired pursuant to the employee benefit plans set forth below will not be available for use until the Annual Report is filed with the SEC. As previously disclosed, the company intends to file its Annual Report with the SEC as soon as possible but cannot estimate the date such report will be filed. Consequently, the company must suspend purchases of its shares by participants and beneficiaries in the United States in the following plans: (1) International Truck and Engine Corporation 401(k) Retirement Savings Plan; (2) International Truck and Engine Corporation Retirement Accumulation Plan; (3) International Truck and Engine Corporation 401(k) Plan for Represented Employees; and (4) the IC Corporation 401(k) Plan (collectively, the 401(k) Plans).

This blackout only prevents participants and beneficiaries from making additional investments in the company’s common stock through the 401(k) Plans; participants and beneficiaries will still be able to reallocate assets in their accounts from the company’s common stock fund into the other investment options offered under the 401(k) Plans. The company sent a notice to its directors and executive officers informing them that a blackout period will begin on April 6, 2006 and will end at 4:00 pm Central Time on the day on which the Annual Report is filed with the SEC. During the blackout period, the company’s directors and executive officers will generally be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the company acquired by them in connection with their service and/or employment with the company in such capacities. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes−Oxley Act of 2002. In accordance with the unforeseeable circumstance exemption under Section 306(a), the company determined that it was unable to give advance notice of the blackout period to the directors and executive officers. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8−K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

	Exhibit No.	Description	Page

	99.1	Notice to executive officers and directors of Navistar International Corporation dated April 6, 2006	E-1

Forward-looking information

Information provided and statements made that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report, whether as a result of new information, future events or otherwise. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many other factors that could cause actual results to differ materially from those in the forward-looking statements.  For a further description of these and other factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: April 6, 2006	/s/Robert C. Lannert

Robert C. Lannert Vice Chairman and Chief Financial Officer